Principal Funds, Inc.
Supplement dated September 21, 2020
to the Statement of Additional Information dated March 1, 2020
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

CONVERSION OF CLASS R-2 SHARES
Following the close of business on March 1, 2021, Class R-2 shares will automatically convert into Class R-3 shares of the same Fund on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge. At such time, delete references to Class R-2 shares from this Statement of Additional Information.

CONVERSION OF CLASSES R-3 and R-5 SHARES
Following the close of business on February 25, 2021, Classes R-3 and R-5 shares in the Principal LifeTime Hybrid Series will automatically convert into Class R-6 shares of the same Fund on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge. At such time, delete references to Classes R-3 and R-5 shares from the Statement of Additional Information for Funds in the Principal LifeTime Hybrid Series.

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table, remove Mark Grimmett from the Executive Committee and add the following Board Member alphabetically:
Patrick G. Halter
In the Committee and Independent Board Members table, under Operations Committee, add the following to the alphabetical list:
John Kenney
Under Independent Board Members, add the following to the alphabetical list:
John Kenney. Mr. Kenney has served as an Independent Board Member of the Fund Complex since 2020. From 2011 to January, 2020, Mr. Kenney served in various capacities at Legg Mason Global Asset Management, including most recently as Executive Vice President, Global Head of Affiliate Strategic Initiatives. Prior to that, from 2002 to 2011, he served in various roles in the fixed income and capital markets business of Legg Mason and its related entities. Through his employment experience and experience as a board member, Mr. Kenney is experienced with financial, accounting, regulatory and investment matters.
Under Additional Information Regarding Board Members and Officers, add the following alphabetically in the INDEPENDENT BOARD MEMBERS table:

John D. Kenney 711 High Street Des Moines, IA 50392 1965	Director, PFI and PVC (since 2020) Trustee, PETF (since 2020) Trustee, PDSRA (since 2020)	Boston Consulting Group (management consulting) Legg Mason Global Asset Management	127
Legg Mason Investment Management
Affiliates: Brandywine Global;
Clarion Partners;
ClearBridge Investments;
Entrust Global;
Martin Currie Investment Management;
QS Investors;
RARE Infrastructure;
Royce and Associates;
Western Asset Management; Permal Group (merged into Entrust); Legg Mason Poland

Under Board Member Ownership of Securities, add the following:
Mr. Kenney was a member of the Executive Committee at Legg Mason, Inc. (“Legg Mason”) until January 1, 2020, and served on the board of each Legg Mason affiliate, including RARE Infrastructure (North America Pty Limited), a sub-advisor to the Principal Fund Complex. Mr. Kenney’s compensation from Legg Mason, including securities liquidated following his employment there, exceeded $120,000. Mr. Kenney remains subject to Legg Mason (now Franklin Resources, Inc.) deferred compensation plans that are invested in mutual funds sponsored and/or advised by Legg Mason and/or Franklin Templeton.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective on or about November 30, 2020, in the Investment Advisors section, delete references to Barrow, Hanley, Mewhinney & Strauss, LLC and replace with the following:
Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, LLC ("BHMS") is an indirect subsidiary of Perpetual Limited, an Australian financial services firm.
Fund(s): a portion of the assets of LargeCap Value III and a portion of the assets of Overseas
Effective January 1, 2021, under Management Agreement, delete the fifth table and replace with the following:

Fund	First $1 billion	Next $4 billion	Next $2 billion	Over $7 billion
Core Fixed Income	0.43%	0.41%	0.40%	0.38%
Effective January 1, 2021, under Management Agreement, delete the eighth table and add the following row to the alphabetical list of funds in the first table:

Fund	First $500 million	Next $500 million	Next $500 million	Over $1.5 billion
Government & High Quality Bond	0.49%	0.47%	0.45%	0.44%
Effective January 1, 2021, under Management Agreement, delete the row for LargeCap Growth I in the third table and add the following as a separate table:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $9 billion	Over $12 billion
LargeCap Growth I	0.66%	0.64%	0.62%	0.61%	0.60%	0.59%	0.58%
Effective January 1, 2021, under Management Agreement, delete the tenth table and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $9.5 billion	Next $2.5 billion	Next $3 billion	Over $18 billion
MidCap	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%	0.57%	0.56%	0.55%
Effective January 1, 2021, under Management Agreement, delete the row for Real Estate Securities in the third table and add the following as a separate table:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $2 billion	Over $5 billion
Real Estate Securities	0.85%	0.83%	0.81%	0.80%	0.79%	0.78%	0.77%
Effective January 1, 2021, under Management Agreement, delete the last table and replace with the following:

Fund	First $1 billion	Next $4 billion	Over $5 billion
Short-Term Income	0.42%	0.40%	0.35%

Effective January 1, 2021, in the table under Contractual Limits on Total Annual Fund Operating Expenses, delete the row for Core Plus Bond and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
Core Plus Bond	0.84%	N/A	N/A	0.56%	2/28/2022
Effective January 1, 2021, in the table under Contractual Limits on Total Annual Fund Operating Expenses, add the following to the alphabetical list of funds:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
SmallCap S&P 600 Index	N/A	N/A	N/A	0.21%	2/28/2022

PORTFOLIO HOLDINGS DISCLOSURE
Add the following to the numbered list under Policy:
6)    Kessler, Topaz, Meltzer & Check, LLP, in connection with legal services it provides to the Fund.

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